MFS(R) INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

                      Supplement to the Current Prospectus

Effective October 31, 2003, the description of portfolio managers under the "Management of the Funds" section for the MFS Institutional Large Cap Growth Fund is hereby restated as follows:

         The fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each an MFS Senior Vice President, and Margaret W. Adams, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pesek -- 1999, Mr. Ali and Ms. Adams - March 2003, and they have each been employed in the MFS investment management area since: Mr. Pesek - 1994, Mr. Ali - 1993 and Ms. Adams - 2000. Prior to joining MFS, Ms. Adams was employed in the investment management area of J.P. Morgan & Co.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.

                The date of this Supplement is November 19, 2003.